UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01    Financial Statements and Exhibits.

As previously disclosed, on May 8, 2019, Chart Industries, Inc. a Delaware corporation (“Chart”), E&C FinFan, Inc., a Delaware corporation and a wholly-owned subsidiary of Chart (the “Acquiror”), and Harsco Corporation, a Delaware corporation (“Harsco”), entered into an asset purchase agreement pursuant to which, subject to the satisfaction or waiver of certain conditions, the Acquiror will acquire (the “Acquisition”) Harsco’s Industrial Air-X-Changers business (“Air-X-Changers”). In connection with the Acquisition, Chart is filing this Current Report on Form 8-K to provide certain historical financial statements of Air-X-Changers and pro forma financial information of Chart.

(a) Financial statements of businesses acquired.

Combined audited financial statements of Harsco Industrial Air-X-Changers (A Component of the Industrial Division of Harsco Corporation), comprised of the combined balance sheets as of December 31, 2018 and 2017, the related combined statements of operations, cash flows and equity for each of the years in the three-year period ended December 31, 2018 and the related notes to the combined financial statements, are attached hereto as Exhibit 99.1.

Condensed combined unaudited financial statements of Harsco Industrial Air-X-Changers (A Component of the Industrial Division of Harsco Corporation), comprised of the condensed combined balance sheets as of March 31, 2019 and December 31, 2018, the related condensed combined statements of operations, cash flows and equity for the three months ended March 31, 2019 and 2018 and the related notes to the condensed combined financial statements, are attached hereto as Exhibit 99.2.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Chart Industries, Inc. as of March 31, 2019, for the year ended December 31, 2018 and for the three months ended March 31, 2019, giving effect to the Acquisition, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors for Harsco Industrial Air-X-Changers

99.1	Combined audited financial statements of Harsco Industrial Air-X-Changers (A Component of the Industrial Division of Harsco Corporation) as of December 31, 2018 and 2017 and for the three years ended December 31, 2018

99.2	Condensed combined unaudited financial statements of Harsco Industrial Air-X-Changers (A Component of the Industrial Division of Harsco Corporation) as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018

99.3	Unaudited pro forma condensed combined financial information of Chart Industries, Inc. as of March 31, 2019, for the year ended December 31, 2018 and for the three months ended March 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: June 10, 2019

	By:	/s/ Jillian C. Evanko
Name: Jillian C. Evanko
Title: President and Chief Executive Officer